                                                                      [LOGO]

  PIONEER
  REAL ESTATE
  SHARES

     SEMIANNUAL REPORT 6/30/99

 TABLE OF CONTENTS
----------------------------------------------------------------

 Letter from the Chairman                            1

 Portfolio Summary                                   2

 Performance Update                                  3

 Portfolio Management Discussion                     7

 Schedule of Investments                            10

 Financial Statements                               12

 Notes to Financial Statements                      20

 Report of Independent Public Accountants           25

 Trustees, Officers and Service Providers           26

 The Pioneer Family of Mutual Funds                 27

 Programs and Services for Pioneer Shareowners      28

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 LETTER FROM THE CHAIRMAN 6/30/99

DEAR SHAREOWNER,
---------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Real Estate Shares, covering the six months ended June 30, 1999. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment. I would also like to take a moment to welcome Matthew Ostrower, the Fund's new portfolio manager and leader of the Fund's management team.

Matt is a three-year veteran of your Fund's management team. He assumed the day-to-day responsibility for Pioneer Real Estate Shares on March 31 of this year when Robert Benson stepped down. I would like to thank Bob for his years of service at Pioneer and wish Matt the best as he leads Pioneer Real Estate Shares' management team into the new millennium.

With six months left in the twentieth century, it was refreshing to see the stock market broadening once again. Smaller-company stocks handily outperformed large-company stocks in the last quarter of the period. Real Estate Investment Trusts (REITs) returned to investors' radar screens and value stocks outperformed growth in the Standard & Poor's 500 over the last six months.

The change is, I believe, an indication of the inherent good sense of the open marketplace. The large "blue chip" stocks that have dominated the marketplace for several years have reached such high price levels that investors are finally looking elsewhere. What they're seeing is a variety of stocks with strong fundamentals, low prices and some real potential. Of course some of the stocks they are discovering are the REITs that your Fund invests in. As we move forward with new management, I am excited by the potential for Pioneer Real Estate Shares.

I encourage you to read on to learn more about Pioneer Real Estate Shares. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292. You can also reach us for information or service at our website, www.pioneerfunds.com.

Respectfully,

       [SIG]
John F. Cogan, Jr.
Chairman and President

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 PORTFOLIO SUMMARY 6/30/99

PORTFOLIO DIVERSIFICATION
---------------------------------------------------------------
(As a percentage of total investment portfolio)

   [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

   Real Estate Investment Trust Common Stocks           90%
   Real-Estate Related Common Stocks                     8%
   Short-Term Cash Equivalents                           2%

SECTOR ALLOCATION
---------------------------------------------------------------
(As a percentage of equity holdings)

   [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


  Office/Industrial     31%
  Apartment             28%
  Retail                12%
  Diversified           12%
  Hotel                 10%
  Self-Storage           4%
  Triple-Net             3%


10 LARGEST HOLDINGS
---------------------------------------------------------------
(As a percentage of equity holdings)

 1.  Equity Residential Property Trust    4.86%     6.  AvalonBay Communities, Inc.          4.19%
 2.  Equity Office Properties Trust       4.77      7.  Public Storage, Inc.                 4.14
 3.  Trizec Hahn Corp.                    4.53      8.  Mack-Cali Realty Corp.               4.04
 4.  The Macerich Co.                     4.20      9.  Cousins Properties, Inc.             3.99
 5.  Developers Diversified Realty Corp.  4.19     10.  Charles E. Smith Residential         3.91
                                                        Realty, Inc.

Fund holdings will vary for other periods.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $13.80            $13.46

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                           $0.300                   -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                        NET ASSET        PUBLIC OFFERING
PERIOD                    VALUE               PRICE*
Life-of-Fund                     7.22%             6.12%
(10/25/93)
5 Years                           8.57             7.29
1 Year                          -10.08           -15.25

  * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GROWTH OF $10,000+
                               Pioneer Real Estate Shares*       S&P 500 Index    Wilshire Real Estate Securities Index
10/31/93                                              9425               10000                                    10000
                                                      9184               10025                                     9553
6/30/94                                               9409                9686                                     9884
                                                      9206               10156                                     9709
6/30/95                                               9558               12206                                    10170
                                                     10321               13967                                    11034
6/30/96                                              10858               15374                                    12046
                                                     14083               17168                                    15103
6/30/97                                              14839               20704                                    16088
                                                     16863               22892                                    18093
6/30/98                                              15773               26947                                    17133
                                                     13528               29435                                    14941
6/30/99                                              14191               33082                                    15954


  + Index comparison begins 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 91.7% REITs (equity and hybrid) and 8.3% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

     Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $13.72            $13.38

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                           $0.240                   -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD             REDEEMED*
Life-of-Fund                     8.79%               8.07%
(1/31/96)
1 Year                         -10.82              -14.19

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GROWTH OF $10,000
                              Pioneer Real Estate Shares*       S&P 500 Index    Wilshire Real Estate Securities Index
1/31/96                                             10000               10000                                    10000
                                                    10108               10190                                    10281
6/30/96                                             10427               10646                                    10768
                                                    11555               10974                                    11404
                                                    13481               11888                                    13501
                                                    13628               12208                                    13749
6/30/97                                             14156               14336                                    14381
                                                    16260               15408                                    16198
                                                    16023               15851                                    16174
                                                    15872               18061                                    16052
6/30/98                                             14945               18659                                    15315
                                                    12844               16806                                    13484
                                                    12761               20382                                    13356
                                                    11903               21635                                    12893
6/30/99                                             13029               22913                                    14261


     The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 91.7% REITs (equity and hybrid) and 8.3% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

     Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $13.72            $13.37

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                           $0.220                   -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD             REDEEMED*
Life-of-Fund                     8.75%               8.75%
(1/31/96)
1 Year                         -10.91              -10.91

  *  Assumes reinvestment of distributions.
     The 1% contingent deferred sales charge (CDSC) applies to redemp-tions made within one year of purchase.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GROWTH OF 10,000
                            Pioneer Real Estate Shares*       S&P 500 Index    Wilshire Real Estate Securities Index
1/31/96                                           10000               10000                                    10000
                                                  10108               10190                                    10281
6/30/96                                           10418               10646                                    10768
                                                  11545               10974                                    11404
                                                  13476               11888                                    13501
                                                  13613               12208                                    13749
6/30/97                                           14150               14336                                    14381
                                                  16252               15408                                    16198
                                                  16019               15851                                    16174
                                                  15867               18061                                    16052
6/30/98                                           14941               18659                                    15315
                                                  12840               16806                                    13484
                                                  12754               20382                                    13356
                                                  11897               21635                                    12893
6/30/99                                           13312               22913                                    14261

     The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 91.7% REITs (equity and hybrid) and 8.3% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

     Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99                                      CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                  6/30/99           12/31/98
                           $13.79            $13.46

DISTRIBUTIONS PER SHARE    INCOME            SHORT-TERM        LONG-TERM
(12/31/98-6/30/99)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                           $0.340                   -                 -

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                            IF                  IF
PERIOD                     HELD             REDEEMED*
Life-of-Fund                   -12.04%             -12.04%
(4/9/98)
1 Year                          -9.56               -9.56

  *  Assumes reinvestment of distributions.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GROWTH OF $10,000+
                               Pioneer Real Estate Shares*       S&P 500 Index     Wilshire Real Estate Securities Index
4/30/98                                              10000               10000                                     10000
                                                      9929                9828                                      9904
6/30/98                                               9720               10227                                      9852
                                                      9121               10119                                      9166
                                                      8011                8656                                      8214
9/30/98                                               8383                9211                                      8673
                                                      8227                9959                                      8555
                                                      8299               10563                                      8715
12/31/98                                              8361               11171                                      8591
                                                      8106               11638                                      8404
                                                      8063               11276                                      8338
3/31/99                                               7828               11858                                      8293
                                                      8741               12317                                      9177
                                                      8967               12026                                      9332
6/30/99                                               8791               12562                                      9173


  + Index comparison begins 4/30/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 91.7% REITs (equity and hybrid) and 8.3% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

     Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99

The outlook for real estate investments brightened this spring, as fears of the broader stock market's lofty price valuations sent value-conscious investors in search of out-of-favor stocks. Real estate investment trusts (REITs) rallied as a result of this renewed interest. In the interview that follows, portfolio manager Matthew Ostrower, leader of the Fund's investment team, discusses the real estate market's improving prospects and their impact on Pioneer Real Estate Shares' performance during the last six months.

Q: WHAT FACTORS CONTRIBUTED TO THE TURNAROUND IN REIT STOCKS DURING THE SIX MONTHS ENDED JUNE 30?

A: REITs and real estate-related investments recovered nicely during the period
   - sparked by a rising tide of optimism about the sector and, at last, investors' penchant for undervalued stocks. The last three months of the period were particularly rewarding, with the Fund achieving double-digit gains. This more sanguine environment contrasts sharply with the first half of the period, which was overshadowed by fears of recession and higher interest rates. All tolled, the Fund generated total returns at net asset value of 4.90% for Class A shares, 4.45% for Class B shares, 4.37% for Class C shares and 5.15% for Class Y shares for the six months ended June 30. The Wilshire Real Estate Securities Index rose 6.78%. The 133 real estate funds tracked by Lipper, Inc. delivered an average return of 6.64% for the same period. (Lipper is an independent firm that measures mutual fund performance.)

Q:  HAS THE FUND'S STRATEGY CHANGED SINCE YOU ASSUMED MANAGEMENT
    RESPONSIBILITIES IN APRIL?

A: The Fund's heavy concentration in REITs has not changed. As a matter of fact, the portfolio's allocation of REIT stocks versus real estate-related common stocks increased to 90% and 8%, respectively. We remain committed to buying stocks that are selling at prices below their true worth. However, we are not going to avoid dominant, high-quality companies with good management track records and earnings potential even though they may not be selected using a pure value approach. You could say that we're adding marquee companies that aim to be the Coca-Cola or Microsoft of the real estate market.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99 (CONTINUED)

Q:  HOW HAVE YOU IMPLEMENTED THIS SHIFT IN INVESTING PHILOSOPHY?

A: Three new holdings exemplify this broader investment outlook. RECKSON
   ASSOCIATES REALTY is an office and industrial REIT geographically focused in and around New York City. VORNADO REALTY owns a variety of property types nationally, but is particularly well-positioned in Manhattan, including the busy Madison Square Garden area. Another crown jewel in its real estate portfolio is Merchandise Mart in Chicago - one of the largest commercial properties in the world. AVALONBAY COMMUNITIES is regarded as one of the best developers of top-quality apartments on both the East and West Coasts.

Q:  WILL THIS SHIFT IN PHILOSOPHY AFFECT THE FUND'S YIELD?

A: We do not foresee any significant impact on the Fund's yield. REITs pay out
   95% of their taxable earnings in dividends in return for their corporate tax-free status - helping them to maintain relatively high yields for stocks as an asset class. On June 30, 1999, the Fund's annualized distribution yield of 4.74% compared favorably with the 3.95% average for its Lipper category and the 1.22% yield for the Standard & Poor's 500 Index. The Fund's 30-day current yield as of June 30, 1999 was 4.56%.

Q:  WHICH REAL ESTATE SECTORS CURRENTLY OFFER THE GREATEST PROMISE?

A: I'm drawn to high-quality, well-capitalized companies in all sectors of the real estate market with strong prospects for internal growth. I believe the outlook for the apartment, office and diversified sectors is particularly promising. Since apartment REITs have relatively short-term leases - typically one year - rental increases can be adjusted quickly to account for inflation. We raised the weighting early in the period, when a temporary increase in supply pressured prices. The imbalance passed, and the sector outperformed the real estate market as a whole during the rest of the period
   - including fund holding CHARLES E. SMITH RESIDENTIAL REALTY, which owns high-rise apartment buildings in Boston, Chicago and Washington, D.C.

   Office REITs are another sector that contributed to the Fund's performance. Our holdings tend to be geographically focused in central business districts
   (CBDs), with high barriers to entry for new competitors.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
   MACK-CALI REALTY manages high-quality office properties throughout the Northeast, where rising rental rates are supported by ever-increasingdemand. WE also have high expectations for TRIZEC HAHN. a non-REIT with a large portfolio of office towers across the nation.

   The diversified sector includes REITs that invest in multiple property types and are not limited to a single geographic region. COUSINS PROPERTIES, with its strong management team focuses on office and retail while DEVELOPERS DIVERSIFIED REALTY is best known for its retail properties across the United States. These two companies build power centers, which are comprised of a few major tenants that possess the ability to attract destination shoppers rather than browsers. Their developments offer popular retailers, such as Costco, Wal-mart, Home Depot or Best Buys, the opportunity to negotiate one lease contract for multiple locations. We believe these companies are poised to beat market expectations.

Q:  ANY SECTORS CAUSING CONCERN?

A: We have some trepidation about the hotel sector. After four years of strong increases in room rates, hotels are meeting some resistance from corporate America, which is expressing concern over large year-over-year rent increases. There is also concern about overbuilding in some locations. We trimmed positions in FELCOR SUITE HOTELS and PATRIOT AMERICAN HOSPITALITY (later acquired by WYNDHAM INTERNATIONAL) during the spring rally and continue to monitor the sector closely.

Q:  WHAT IS YOUR OUTLOOK?

A: I'm optimistic about REITs in the months ahead. In 1998, investors overly discounted the impact of overbuilding, tighter credit and a potential economic slowdown. REIT share prices suffered unfairly, making it difficult for companies to raise capital for acquisition or development. Our research efforts will likely continue to focus on the more dominant REITs, which can generate internal growth from effective management of the properties they own. These larger companies have powerful advantages, including immediate access to capital and the ability to boost occupancy or rents.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99

SHARES                                                                           VALUE
            COMMON STOCKS - 98.2%
            REAL ESTATE INVESTMENT TRUSTS - 90.3%
   100,800  Apartment Investment & Management Co.                         $  4,309,200
   127,800  AvalonBay Communities, Inc.                                      4,728,600
    98,000  Brandywine Realty Trust                                          1,941,625
   116,900  Camden Propery Trust                                             3,243,975
   130,000  Charles E. Smith Residential Realty, Inc.                        4,411,875
   133,200  Cousins Properties, Inc.                                         4,503,825
   106,700  Crescent Real Estate Equities, Inc.                              2,534,125
   284,600  Developers Diversified Realty Corp.                              4,731,475
    36,000  Duke Realty Investments, Inc.                                      812,250
    35,000  Entertainment Properties Trust                                     616,875
   210,182  Equity Office Properties Trust                                   5,385,914
   121,900  Equity Residential Property Trust                                5,493,120
   106,300  Essex Property Trust, Inc.                                       3,760,362
   143,800  FelCor Suite Hotels, Inc.                                        2,983,850
    98,600  Franchise Finance Corporation of America                         2,169,200
    76,500  Highwoods Properties, Inc.                                       2,098,969
   144,700  Home Properties of New York, Inc.                                3,997,337
   285,450  Host Marriott Corp.                                              3,389,719
   180,700  The Macerich Co.                                                 4,743,375
   147,400  Mack-Cali Realty Corp.                                           4,560,187
   163,100  Mission West Properties, Inc.                                    1,345,575
    59,300  Pacific Gulf Properties, Inc.                                    1,341,662
    60,500  Parkway Properties, Inc.                                         2,004,062
   159,100  Prentiss Properties Trust                                        3,738,850
   114,000  ProLogis Trust                                                   2,308,500
   167,000  Public Storage, Inc.                                             4,676,000
   149,000  Reckson Associates Realty Corp.                                  3,501,500
   170,000  Simon Property Group, Inc.                                       4,313,750
    81,000  Spieker Properties, Inc.                                         3,148,875
   120,000  Starwood Hotels & Resorts Trust                                  3,667,500
    61,000  Vornado Realty Trust                                             2,154,063
    60,000  Walden Residential Properties, Inc.                              1,290,000
                                                                          ------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS                           $103,906,195
                                                                          ------------
            REAL ESTATE SERVICES - 7.0%
   187,000  Catellus Development Corp.*                                   $  2,898,500
   251,100  Trizec Hahn Corp.                                                5,116,162
                                                                          ------------
            TOTAL REAL ESTATE SERVICES                                    $  8,014,662
                                                                          ------------

10 The accompanying notes are an integral part of these financial statements.

 PIONEER REAL ESTATE SHARES
-------------------------------------------

SHARES                                                                           VALUE
            SERVICES - 0.9%
         5  Interstate Hotels Corp.*                                      $         21
   223,675  Wyndham International Corp.*                                     1,006,538
                                                                          ------------
            TOTAL SERVICES                                                $  1,006,559
                                                                          ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $107,726,054)                                           $112,927,416
                                                                          ------------

PRINCIPAL
AMOUNT
            TEMPORARY CASH INVESTMENT 1.8%
            COMMERCIAL PAPER - 1.8%
$2,059,000  American Express Credit Corp., 5.5%, 7/1/99                   $  2,059,000
                                                                          ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $2,059,000)                                             $  2,059,000
                                                                          ------------
            TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH INVESTMENT
            -100%
            (Cost $109,785,054) (a)                                       $114,986,416
                                                                          ------------

*    Non-income producing security.
(a)At June 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $110,009,275 was as follows:

Aggregate gross unrealized gain for all investments in which there is
  an excess of value over tax cost                                      $ 12,030,244
Aggregate gross unrealized loss for all investments in which there is
  an excess of tax cost over value                                        (7,053,103)
                                                                        ------------
Net unrealized gain                                                     $  4,977,141
                                                                        ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999 aggregated $26,647,648 and $51,312,844, respectively.

   The accompanying notes are an integral part of these financial statements. 11

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 BALANCE SHEET 6/30/99

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $2,059,000) (cost $109,785,054)                       $114,986,416
  Cash                                                                           963
  Receivables -
    Investment securities sold                                               942,327
    Fund shares sold                                                         175,867
    Dividends and interest                                                   733,469
                                                                        ------------
        Total assets                                                    $116,839,042
                                                                        ------------

LIABILITIES:
  Payables -
    Investment securities purchased                                     $  1,345,575
    Fund shares repurchased                                                  179,153
  Dividends                                                                    2,681
  Due to affiliates                                                          196,637
  Accrued expenses                                                            89,356
                                                                        ------------
        Total liabilities                                               $  1,813,402
                                                                        ------------

NET ASSETS:
  Paid-in capital                                                       $121,007,001
  Accumulated undistributed net investment income                            333,604
  Accumulated net realized loss on investments                           (11,516,327)
  Net unrealized gain on investments                                       5,201,362
                                                                        ------------
        Total net assets                                                $115,025,640
                                                                        ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $57,286,329 / 4,151,877 shares)                     $      13.80
                                                                        ------------
  Class B (based on $46,459,781 / 3,386,075 shares)                     $      13.72
                                                                        ------------
  Class C (based on $10,238,576 / 746,212 shares)                       $      13.72
                                                                        ------------
  Class Y (based on $1,040,954 / 75,473 shares)                         $      13.79
                                                                        ------------

MAXIMUM OFFERING PRICE:
  Class A                                                               $      14.64
                                                                        ------------

12 The accompanying notes are an integral part of these financial statements.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 STATEMENT OF OPERATIONS

 FOR THE SIX MONTHS ENDED 6/30/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $6,591)         $ 3,547,996
  Interest                                                         30,195
                                                              -----------
      Total investment income                                              $  3,578,191
                                                                           ------------
EXPENSES:
  Management fees                                             $   597,405
  Transfer agent fees
    Class A                                                        97,965
    Class B                                                        89,247
    Class C                                                        31,317
    Class Y                                                           113
  Distribution fees
    Class A                                                        66,748
    Class B                                                       240,784
    Class C                                                        53,507
  Administrative fees                                              38,553
  Custodian fees                                                   27,551
  Registration fees                                                43,741
  Professional fees                                                25,281
  Printing                                                          5,973
  Fees and expenses of nonaffiliated trustees                      10,200
  Miscellaneous                                                     7,462
                                                              -----------
      Total expenses                                                       $  1,335,847
      Less management fees waived by Pioneer Investment
        Management, Inc.                                                        (54,623)
      Less fees paid indirectly                                                  (5,608)
                                                                           ------------
      Net expenses                                                         $  1,275,616
                                                                           ------------
        Net investment income                                              $  2,302,575
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                         $(11,516,327)
  Change in net unrealized loss on investments                               13,721,991
                                                                           ------------
    Net gain on investments                                                $  2,205,664
                                                                           ------------
    Net increase in net assets resulting from operations                   $  4,508,239
                                                                           ------------

   The accompanying notes are an integral part of these financial statements. 13

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98

                                                              SIX MONTHS ENDED      YEAR ENDED
FROM OPERATIONS:                                                   6/30/99           12/31/98
Net investment income                                            $  2,302,575     $    5,645,694
Net realized gain (loss) on investments                           (11,516,327)         2,677,399
Change in net unrealized gain or loss on investments               13,721,991        (50,906,919)
                                                              -----------------   --------------
      Net increase (decrease) in net assets resulting from
        operations                                               $  4,508,239     $  (42,583,826)
                                                              -----------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A ($0.30 and $0.51 per share, respectively)            $ (1,287,387)    $   (2,854,293)
    Class B ($0.24 and $0.42 per share, respectively)                (834,708)        (1,878,714)
    Class C ($0.22 and $0.42 per share, respectively)                (168,052)          (480,177)
    Class Y ($0.34 and $0.44 per share, respectively)                 (28,723)           (46,919)
Net realized gain:
    Class A ($0.00 and $0.27 per share, respectively)                       -         (1,358,104)
    Class B ($0.00 and $0.27 per share, respectively)                       -         (1,129,556)
    Class C ($0.00 and $0.27 per share, respectively)                       -           (261,168)
    Class Y ($0.00 and $0.27 per share, respectively)                       -            (26,854)
Tax return of capital:
    Class A ($0.00 and $0.08 per share, respectively)                       -           (458,088)
    Class B ($0.00 and $0.05 per share, respectively)                       -           (217,538)
    Class C ($0.00 and $0.05 per share, respectively)                       -            (55,170)
    Class Y ($0.00 and $0.06 per share, respectively)                       -             (6,641)
                                                              -----------------   --------------
Total distributions to shareholders                              $ (2,318,870)    $   (8,773,222)
                                                              -----------------   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $ 12,740,608     $   42,387,508
Reinvestment of distributions                                       1,774,074          6,654,714
Cost of shares repurchased                                        (38,800,969)       (83,257,141)
                                                              -----------------   --------------
    Net decrease in net assets resulting from fund share
      transactions                                               $(24,286,287)    $  (34,214,919)
                                                              -----------------   --------------
    Net decrease in net assets                                   $(22,096,918)    $  (85,571,967)
NET ASSETS:
Beginning of period                                               137,122,558        222,694,525
                                                              -----------------   --------------
End of period (including accumulated undistributed net
  investment income of $333,604 and $349,899 respectively)       $115,025,640     $  137,122,558
                                                              -----------------   --------------

14 The accompanying notes are an integral part of these financial statements.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS                                (CONTINUED)

 FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98

CLASS A                                        '99 SHARES   '99 AMOUNT   '98 SHARES   '98 AMOUNT
Shares sold                                      498,123   $  6,847,296  1,181,291   $ 19,016,383
Reinvestment of distributions                     84,409      1,096,871    279,733      4,023,577
Less shares repurchased                        (1,453,375)  (19,468,904) (2,940,201)  (45,729,358)
                                               ----------  ------------  ----------  ------------
    Net decrease                                (870,843 ) $(11,524,737) (1,479,177) $(22,689,398)
                                               ----------  ------------  ----------  ------------
CLASS B
Shares sold                                      355,729   $  4,837,882  1,004,622   $ 16,386,086
Reinvestment of distributions                     41,539        536,836    144,220      2,032,031
Less shares repurchased                        (1,151,131)  (15,135,939) (1,680,658)  (25,450,815)
                                               ----------  ------------  ----------  ------------
    Net decrease                                (753,863 ) $ (9,761,221)  (531,816 ) $ (7,032,698)
                                               ----------  ------------  ----------  ------------
CLASS C
Shares sold                                       64,531   $    872,008    308,128   $  4,957,748
Reinvestment of distributions                      8,638        111,644     36,667        518,692
Less shares repurchased                         (279,146 )   (3,669,671)  (761,505 )  (11,790,559)
                                               ----------  ------------  ----------  ------------
    Net decrease                                (205,977 ) $ (2,686,019)  (416,710 ) $ (6,314,119)
                                               ----------  ------------  ----------  ------------
CLASS Y*
Shares sold                                       13,905   $    183,422    116,914   $  2,027,291
Reinvestment of distributions                      2,223         28,723      5,786         80,414
Less shares repurchased                          (41,828 )     (526,455)   (21,527 )     (286,409)
                                               ----------  ------------  ----------  ------------
    Net increase (decrease)                      (25,700 ) $   (314,310)   101,173   $  1,821,296
                                               ----------  ------------  ----------  ------------

*Class Y shares were first publicly offered on April 9, 1998.

   The accompanying notes are an integral part of these financial statements. 15

 PIONEER REAL ESTATE SHARES

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                6/30/99      12/31/98       12/31/97      12/31/96      12/31/95
CLASS A
Net asset value, beginning of period                            $ 13.46       $ 17.81       $  15.52       $ 12.02       $ 11.38
                                                              -----------   -----------   ------------   -----------   -----------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.31       $  0.56       $   0.41       $  0.42       $  0.32
  Net realized and unrealized gain (loss) on investments           0.33         (4.05)          2.61          3.82          1.01
                                                              -----------   -----------   ------------   -----------   -----------
      Net increase (decrease) from investment operations        $  0.64       $ (3.49)      $   3.02       $  4.24       $  1.33
Distributions to shareholders:
  Net investment income                                           (0.30)        (0.51)         (0.36)        (0.40)        (0.33)
  In excess of net investment income                                  -             -              -             -         (0.02)
  Net realized gain                                                   -         (0.27)         (0.23)        (0.34)            -
  Tax return of capital                                               -         (0.08)         (0.14)            -         (0.34)
                                                              -----------   -----------   ------------   -----------   -----------
Net increase (decrease) in net asset value                      $  0.34       $ (4.35)      $   2.29       $  3.50       $  0.64
                                                              -----------   -----------   ------------   -----------   -----------
Net asset value, end of period                                  $ 13.80       $ 13.46       $  17.81       $ 15.52       $ 12.02
                                                              -----------   -----------   ------------   -----------   -----------
Total return*                                                      4.90%       (19.77)%        19.74%        36.45%        12.11%
Ratio of net expenses to average net assets                        1.73%**(+)      1.69%(+)       1.65%(+)      1.71%(+)    1.77%(+)
Ratio of net investment income to average net assets               4.27%**(+)      3.29%(+)       2.51%(+)      3.52%(+)    2.73%(+)
Portfolio turnover rate                                              45%**         11%            28%           47%           10%
Net assets, end of period (in thousands)                        $57,286       $67,619       $115,772       $72,572       $27,491
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid
  indirectly:
  Net expenses                                                     1.81%**       1.69%          1.65%         2.09%         2.59%
  Net investment income                                            4.19%**       3.29%          2.51%         3.14%         1.91%
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                     1.72%**       1.67%          1.63%         1.69%         1.75%
  Net investment income                                            4.28%**       3.31%          2.53%         3.54%         2.75%

                                                              SIX MONTHS
                                                                 ENDED
                                                              12/31/94(A)
CLASS A
Net asset value, beginning of period                            $ 12.02
                                                              -----------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.21
  Net realized and unrealized gain (loss) on investments          (0.48)
                                                              -----------
      Net increase (decrease) from investment operations        $ (0.27)
Distributions to shareholders:
  Net investment income                                           (0.20)
  In excess of net investment income                                  -
  Net realized gain                                               (0.02)
  Tax return of capital                                           (0.15)
                                                              -----------
Net increase (decrease) in net asset value                      $ (0.64)
                                                              -----------
Net asset value, end of period                                  $ 11.38
                                                              -----------
Total return*                                                     (2.16)%
Ratio of net expenses to average net assets                        1.75%**
Ratio of net investment income to average net assets               3.72%**
Portfolio turnover rate                                              17%**
Net assets, end of period (in thousands)                        $28,068
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid
  indirectly:
  Net expenses                                                     2.27%**
  Net investment income                                            3.20%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                        -
  Net investment income                                               -

(a) Subsequent to December 31, 1994, the Fund's year end was changed to December 31.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
   16

 PIONEER REAL ESTATE SHARES

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED     YEAR ENDED    1/31/96 TO
                                                                6/30/99      12/31/98       12/31/97      12/31/96
CLASS B
Net asset value, beginning of period                            $ 13.38       $ 17.70       $  15.45       $ 12.09
                                                              -----------   -----------   ------------   -----------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.24       $  0.45       $   0.28       $  0.35
  Net realized and unrealized gain (loss) on investments           0.34         (4.03)          2.60          3.73
                                                              -----------   -----------   ------------   -----------
      Net increase (decrease) from investment operations        $  0.58       $ (3.58)      $   2.88       $  4.08
Distributions to shareholders:
  Net investment income                                           (0.24)        (0.42)         (0.29)        (0.35)
  In excess of net investment income                                  -             -              -         (0.03)
  Net realized gain                                                   -         (0.27)         (0.23)        (0.34)
  Tax return of capital                                               -         (0.05)         (0.11)            -
                                                              -----------   -----------   ------------   -----------
Net increase (decrease) in net asset value                      $  0.34       $ (4.32)      $   2.25       $  3.36
                                                              -----------   -----------   ------------   -----------
Net asset value, end of period                                  $ 13.72       $ 13.38       $  17.70       $ 15.45
                                                              -----------   -----------   ------------   -----------
Total return*                                                      4.45%       (20.36)%        18.85%        34.81%
Ratio of net expenses to average net assets                        2.55%**(+)      2.45%(+)       2.39%(+)      2.33%**(+)
Ratio of net investment income to average net assets               3.44%**(+)      2.77%(+)       1.82%(+)      3.73%**(+)
Portfolio turnover rate                                              45%**         11%            28%           47%
Net assets, end of period (in thousands)                        $46,460       $55,407       $ 82,695       $26,379
Ratios assuming no waiver of management fees by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                     2.64%**       2.45%          2.39%         2.45%**
  Net investment income                                            3.35%**       2.77%          1.82%         3.61%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                     2.54%**       2.44%          2.36%         2.30%**
  Net investment income                                            3.45%**       2.78%          1.85%         3.76%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER REAL ESTATE SHARES

------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED     YEAR ENDED    1/31/96 TO
                                                                6/30/99      12/31/98       12/31/97      12/31/96
CLASS C
Net asset value, beginning of period                            $ 13.37       $ 17.70       $  15.46       $ 12.09
                                                              -----------   -----------   ------------   -----------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.22       $  0.45       $   0.29       $  0.34
  Net realized and unrealized gain (loss) on investments           0.35         (4.04)          2.59          3.73
                                                              -----------   -----------   ------------   -----------
      Net increase (decrease) from investment operations        $  0.57       $ (3.59)      $   2.88       $  4.07
Distributions to shareholders:
  Net investment income                                           (0.22)        (0.42)         (0.30)        (0.34)
  In excess of net investment income                                  -             -              -         (0.02)
  Net realized gain                                                   -         (0.27)         (0.23)        (0.34)
  Tax return of capital                                               -         (0.05)         (0.11)            -
                                                              -----------   -----------   ------------   -----------
Net increase (decrease) in net asset value                      $  0.35       $ (4.33)      $   2.24       $  3.37
                                                              -----------   -----------   ------------   -----------
Net asset value, end of period                                  $ 13.72       $ 13.37       $  17.70       $ 15.46
                                                              -----------   -----------   ------------   -----------
Total return*                                                      4.37%       (20.38)%        18.86%        34.76%
Ratio of net expenses to average net assets                        2.76%**(+)      2.41%(+)       2.35%(+)      2.35%**(+)
Ratio of net investment income to average net assets               3.20%**(+)      2.67%(+)       1.88%(+)      3.66%**(+)
Portfolio turnover rate                                              45%**         11%            28%           47%
Net assets, end of period (in thousands)                        $10,239       $12,735       $ 24,227       $ 6,699
Ratios assuming no waiver of management fees by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                     2.86%**       2.41%          2.35%         2.48%**
  Net investment income                                            3.10%**       2.67%          1.88%         3.53%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                     2.75%**       2.40%          2.32%         2.32%**
  Net investment income                                            3.21%**       2.68%          1.91%         3.69%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
   18

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                         SIX MONTHS ENDED    4/9/98 TO
                                                              6/30/99         12/31/98

CLASS Y
Net asset value, beginning of period                           $13.46          $17.52
                                                              -------        ----------
Increase (decrease) from investment operations:
  Net investment income                                        $ 0.34          $ 0.47
  Net realized and unrealized gain (loss) on
    investments                                                  0.33           (3.76)
                                                              -------        ----------
      Net increase (decrease) from investment
        operations                                             $ 0.67          $(3.29)
Distributions to shareholders:
  Net investment income                                         (0.34)          (0.44)
  Net realized gain                                                 -           (0.27)
  Tax return of capital                                             -           (0.06)
                                                              -------        ----------
Net increase (decrease) in net asset value                     $ 0.33          $(4.06)
                                                              -------        ----------
Net asset value, end of period                                 $13.79          $13.46
                                                              -------        ----------
Total return*                                                    5.15%         (18.78)%
Ratio of net expenses to average net assets                      1.21%**(+)      1.21%**(+)
Ratio of net investment income to average net assets             4.93%**(+)      4.31%**(+)
Portfolio turnover rate                                            45%**           11%
Net assets, end of period (in thousands)                       $1,041          $1,362
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly
  Net expenses                                                   1.30%           1.21%**
  Net investment income                                          4.84%           4.31%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                   1.20%**         1.21%**
  Net investment income                                          4.94%**         4.31%**

  * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. SECURITY VALUATION

  Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain

 PIONEER REAL ESTATE SHARES
-------------------------------------------
  risks associated with direct investments in REITs. REITs may be affected by changes in teh value of their underlying properties and bydefaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

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 PIONEER REAL ESTATE SHARES
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99                              (CONTINUED)

C. FUND SHARES

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned
  $9,443 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1999.

D. CLASS ALLOCATIONS

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets. PIM has appointed Boston Financial Securities, Inc. (BFS) as the Fund's subadviser. As compensation for its subadvisory services, PIM pays BFS a management fee at the annual rate of 0.25% of the Fund's average daily net assets up to $27 million and 0.50% of excess over $27 million. Effective April 1, 1999, PIM has agreed not to impose a portion of its management fee to the extent necessary to reduce the fee from 1.00% to 0.80% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time.

 PIONEER REAL ESTATE SHARES
-------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1999, $92,640 was payable to PIM related to management fees, administrative and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $40,136 in transfer agent fees payable to PSC at June 30, 1999.

4. DISTRIBUTION PLANS

The Fund adopted a Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $63,861 in distribution fees payable to PFD at June 30, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1999, CDSCs in the amount of $181,925 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99                              (CONTINUED)

June 30, 1999, the Fund's expenses were reduced by $5,608 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended June 30, 1999, was approximately $53,564. The average daily shares outstanding during the period were 9,009,984 resulting in an average borrowing per share of $0.01. The related weighted average annualized interest rate for the period was 5.29%, and the total interest expense on such borrowings was $1,338.

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER REAL ESTATE SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares as of June 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of June 30, 1999, results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts

August 6, 1999

 PIONEER REAL ESTATE SHARES
-------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr.
Mary K. Bush
Blake Eagle
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Stephen G. Kasnet
John W. Kendrick
Marguerite A. Piret
Fred N. Pratt, Jr.
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and
  President
David D. Tripple, Executive Vice President
Stephen G. Kasnet, Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

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 THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
UNITED STATES
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

INTERNATIONAL / GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund

-------------------------------------------
 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone-SM-
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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 HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone-SM- for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

Pioneer Investment Management, Inc.
60 State Street                                  0799 - 6653
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com              [recycle logo] Printed on Recycled Paper